SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 4, 2014

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd., Suite 200

Virginia Beach, VA 23452

Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On June 5, 2014, the Registrant, through WHLR-Freeway Junction, LLC, a Delaware limited liability company (“WHLR-Freeway”) and a wholly owned subsidiary of Wheeler REIT, L.P., a Virginia limited partnership of which the Registrant is the sole general partner, entered into an Assignment of Purchase and Sale Agreement (the “Assignment”) with Wheeler Interest, LLC, a Virginia limited liability company (“Wheeler Interests”). Pursuant to the Assignment, for nominal consideration, WHLR-Freeway succeeded to the rights of Wheeler Interests under that certain Purchase and Sale Agreement, dated June 4, 2014 (the “Purchase Agreement”), between Wheeler Interests, as buyer, and Freeway Station, Inc., a Delaware corporation, as seller, for the purchase of real property commonly known as Freeway Junction, in Stockbridge, Georgia, for the sales price of $10,450,000.

Jon Wheeler, the Registrant’s Chairman and Chief Executive Officer, is the managing member of Wheeler Interests and WHLR-Freeway. No director, officer or affiliate of the Registrant is affiliated with the seller.

On June 6, 2014, the Registrant issued a press release announcing its assumption of the Purchase Agreement. A copy of the press release is included as an exhibit to this Current Report on Form 8-K.

On June 4, 2014, the Registrant issued a press release announcing that the Registrant’s annual meeting will be held on June 11, 2014. A copy of the press release is included as an exhibit to this Current Report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not Applicable

(b)	Pro forma financial information.

Not Applicable

(c)	Shell company transactions.

Not applicable

(d)	Exhibits.

10.1 Assignment of Purchase and Sale Agreement, dated June 5, 2014, by and between Wheeler Interests and WHLR-Freeway.

10.2 Purchase and Sale Agreement, dated June 4, 2014, by and between Wheeler Interests and the Seller.

99.1 Press release, dated June 6, 2014, relating to the Registrant’s assumption of the contract to acquire the Freeway Junction shopping center in Stockbridge, Georgia.

99.2 Press release, June 4, 2014, announcing that the Registrant’s annual meeting will be held on June 11, 2014.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler

Jon S. Wheeler

Chairman and Chief Executive Officer

Dated: June 10, 2014

EXHIBIT INDEX

10.1	Assignment of Purchase and Sale Agreement, dated June 5, 2014, by and between Wheeler Interests and WHLR-Freeway.

10.2	Purchase and Sale Agreement, dated June 4, 2014, by and between Wheeler Interests and the Seller.

99.1	Press release, dated June 6, 2014, relating to the Registrant’s assumption of the contract to acquire the Freeway Junction shopping center in Stockbridge, Georgia.

99.2	Press release, June 4, 2014, announcing that the Registrant’s annual meeting will be held on June 11, 2014.